UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2004

TRESTLE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 673-1907

Item 5. – OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 26, 2004, the Company issued a press release announcing that Maurizio Vecchione and Crosby Haffner have joined the Company’s Board of Directors.  The Company also announced the formation of an Executive Committee of the Board of Directors, which will report directly to the Board, to oversee the Company’s strategic direction and development.  The Executive Committee is comprised of three members:  Crosby Haffner, previously interim President of the Company, who has been named Chairman of the Executive Committee; Michael Doherty, Chairman of the Board of the Company; and Maurizio Vecchione, Chief Executive Officer of the Company.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements.

Not applicable.

(b)                                 Pro Forma Financial Information

Not applicable

(c)                                  Exhibits

99.1           Press release dated July 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

July 26, 2004	/s/ BARRY HALL
Barry Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated as of July 26, 2004.